                                                                  EXHIBIT 10.24

                                                                  EXECUTION COPY

               AMENDMENT AND WAIVER NO. 2 UNDER THE LOAN DOCUMENTS

          AMENDMENT AND WAIVER dated as of January 24, 2000 to the Amended and Restated Credit Agreement dated as of March 24, 1999 (as modified by Waiver No. 1 dated as of December 30, 1999, the "CREDIT AGREEMENT") among United Industries Corporation, a Delaware corporation (the "BORROWER"), certain banks, financial institutions and other institutional lenders party thereto, Bank of America, N.A. (formerly known as NationsBank, N.A.) ("B OF A"), as Swing Line Bank and Initial Issuing Bank thereunder, Banc of America Securities LLC (formerly known as NationsBanc Montgomery Securities LLC) ("BAS") and Morgan Stanley Senior Funding, Inc. ("MSSF"), as Co-Arrangers therefor, Canadian Imperial Bank of Commerce, as Documentation Agent therefor, MSSF, as Syndication Agent thereunder, BAS, as Lead Arranger and Book Manager therefor, and B of A, as Administrative Agent (the "ADMINISTRATIVE AGENT") for the Lender Parties thereunder. Capitalized terms not otherwise defined in this Amendment and Waiver shall have the same meanings as specified therefor in the Credit Agreement.

                             PRELIMINARY STATEMENTS

          (1) The Borrower has requested that the Lender Parties agree to amend the Credit Agreement in order, among other things, (a) to modify Section 5.04(a) of the Credit Agreement to increase the maximum Leverage Ratio that the Borrower is permitted to maintain on and from time to time after the date of this Amendment and Waiver and Sections 5.04(b) and 5.04(c) to decrease the minimum Fixed Charge Coverage Ratio and Interest Coverage Ratio that the Borrower is required to maintain for each Measurement Period ending on and after March 31, 2000, (b) to modify the definition of "CONSOLIDATED EBITDA" set forth in Section
1.01 of the Credit Agreement to add back to the Consolidated Net Income of the Borrower and its Subsidiaries for the applicable Measurement Periods the aggregate amount of all fees paid in connection with this Amendment and Waiver and (c) to modify the definition of "LEVERAGE RATIO" set forth in Section 1.01 of the Credit Agreement to include in the numerator of the Leverage Ratio the average Consolidated cash balance of the Borrower and its Subsidiaries for the applicable Measurement Period. The Borrower has further requested that the Lender Parties agree to waive any and all Defaults and Events of Default under
Section 6.01(c) of the Credit Agreement that have occurred and are continuing as a result of the failure of the Borrower to maintain a Leverage Ratio of not more than 5.75:1 at all times during the period commencing on December 31, 1999 and ending on the date of this Amendment and Waiver as required under the terms of
Section 5.04(a) of the Credit Agreement.

          (2) The Lender Parties have indicated their willingness to agree to so amend the Credit Agreement and to so waive the requirements of Section 5.04(a) of the Credit Agreement on the terms and subject to the satisfaction of the conditions set forth herein.

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein and in the Loan Documents, the parties hereto hereby agree as follows:

          SECTION 1. AMENDMENTS OF CERTAIN PROVISIONS OF THE CREDIT AGREEMENT. The Credit Agreement is, upon the occurrence of the Amendment Effective Date (as hereinafter defined), hereby amended to read as follows:

          (a) Section 1.01 of the Credit Agreement is hereby amended to add the following new definitions in their appropriate alphabetical order:

               "AMENDMENT NO. 2 EFFECTIVE DATE" means the first date on which all of the conditions precedent to the effectiveness of Amendment and Waiver No. 2 to the Loan Documents were satisfied.

               "PERFORMANCE LEVEL V" means, at any date of determination, that the Performance Level does not meet the requirements of Performance Level I, Performance Level II, Performance Level III or Performance Level IV."

          (b) Section 1.01 of the Credit Agreement is hereby further amended to restate the following definitions set forth therein in their entirety to read as follows:

               "APPLICABLE MARGIN" means, with respect to each of the Term Facilities and the Revolving Credit Facility at any time and from time to time on and after the Amendment No. 2 Effective Date, a rate per annum equal to the percentage set forth below for the applicable Type of Advances outstanding under such Facility opposite the applicable Performance Level at such time:

                             TERM             TERM
                          A/REVOLVING      A/REVOLVING                        TERM B
                            CREDIT           CREDIT         TERM B BASE     EURODOLLAR
          PERFORMANCE      BASE RATE       EURODOLLAR           RATE           RATE
             LEVEL         ADVANCES       RATE ADVANCES       ADVANCES       ADVANCES
          ----------------------------------------------------------------------------
               I             1.00%            2.00%            2.25%          3.25%

              II             1.25%            2.25%            2.25%          3.25%

              III            1.50%            2.50%            2.25%          3.25%

              IV             2.00%            3.00%            2.50%          3.50%

               V             2.25%            3.25%            2.75%          3.75%

          The Applicable Margin for each Base Rate Advance shall be determined by reference to the Performance Level in effect from time to time and the Applicable Margin for each Eurodollar Rate Advance shall be determined by reference to the Performance Level in effect on the first day of each Interest Period.

               "APPLICABLE PERCENTAGE" means, with respect to the Commitment Fee, at any time and from time to time on and after the Amendment No. 2 Effective Date, a percentage per annum equal to the applicable percentage set forth below for the Performance Level set forth below:

             PERFORMANCE LEVEL                        COMMITMENT FEE
          -------------------------------------------------------------
                     I                                    0.375%

                    II                                    0.500%

             PERFORMANCE LEVEL                        COMMITMENT FEE
          -------------------------------------------------------------
                    III                                   0.500%

                    IV                                    0.500%

                     V                                    0.500%

          The Applicable Percentage for the Commitment Fee shall be determined by reference to the Performance Level in effect from time to time.

               "PERFORMANCE LEVEL IV" means, at any date of determination, that
          (a) the Performance Level does not meet the requirements of Performance Level I, Performance Level II or Performance Level III and
          (b) the Borrower and its Subsidiaries shall have maintained a Leverage Ratio of less than 6.00:1 for the most recently completed Measurement Period prior to such date."

          (c) The definition of "CONSOLIDATED EBITDA" set forth in Section 1.01 of the Credit Agreement is hereby amended (i) to delete the word "and" at the end of subclause (B) of the PROVISO clause thereto and to substitute therefor the new punctuation "," and (ii) to add the following new subclause (D) to the PROVISO clause thereto:

          "and (D) the aggregate amount of all fees and expenses paid to Persons other than Affiliates of the Borrower in connection with Amendment and Waiver No. 2 to the Loan Documents during such period".

          (d) The definition of "LEVERAGE RATIO" set forth in Section 1.01 of the Credit Agreement is hereby amended to add after the language "evidenced by the Permitted Preferred Stock)" at the end of subclause (a)(iii) thereof the following new subclause (a)(iv):

          "LESS (iv) the average daily aggregate amount of all cash on deposit in the investment accounts and deposit accounts of the Borrower and its Subsidiaries during the most recently completed Measurement Period prior to such date".

          (e) The definition of "PERFORMANCE LEVEL" set forth in Section 1.01 of the Credit Agreement is hereby amended (i) to delete the language "or Performance Level IV" in the second line thereof and to substitute therefor the new language ", Performance Level IV or Performance Level V" and (ii) to delete the language "deemed to be Performance Level IV" in the seventh line of clause (b) thereof and to substitute therefor the new language "deemed to be Performance Level V".

          (f) Section 5.02(h) of the Credit Agreement is hereby amended to restate subclause (i)(f)(2) thereof in its entirety to read as follows:

          "(2) if the Performance Level is Performance Level III, Performance Level IV or Performance Level V, with up to $5,000,000 of the aggregate amount of Excess Cash Flow that, under the terms of this Agreement, is available to the Borrower from one or more prior Fiscal Years".

          (g) Section 5.03(e) of the Credit Agreement is hereby amended to add at the beginning of clause (iii) thereof the following new language:

          "(A) duly certifying the average daily aggregate amount of all cash on deposit in the investment accounts and deposit accounts of the Borrower and its Subsidiaries during such Fiscal Quarter or the last Fiscal Quarter of such Fiscal Year, as the case may be, and (B)".

          (h) Section 5.04 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

               "SECTION 5.04. FINANCIAL COVENANTS. So long as any of the Advances or any of the other Obligations of any Loan Party under or in respect of any of the Loan Documents (other than any such Obligations of any of the Loan Parties under Section 2.10, 2.12 or 8.04 (or other similar provisions of the other Loan Documents that are specified under the terms thereof to survive the payment in full of such other Obligations under or in respect of the Loan Documents) to the extent no demand or claim thereunder has been made) shall remain unpaid, any of the Letters of Credit shall remain outstanding or any of the Lender Parties shall have any Commitment hereunder, the Borrower will:

                    (a) LEVERAGE RATIO. Maintain a Leverage Ratio at all times of not more than the amount set forth below for and during the period set forth below:

                                 PERIOD                    RATIO
                    --------------------------------      --------
                    January 24, 2000 through
                    March 30, 2000                         6.50:1


                    March 31, 2000 through
                    June 29, 2000                          7.05:1

                    June 30, 2000 through
                    September 29, 2000                     7.05:1

                    September 30, 2000 through
                    December 30, 2000                      7.05:1

                    December 31, 2000 through
                    March 30, 2001                         6.60:1


                    March 31, 2001 through
                    June 29, 2001                          6.50:1

                    June 30, 2001 through
                    September 29, 2001                     6.25:1

                    September 30, 2001 through
                    December 30, 2001                      6.10:1

                                 PERIOD                    RATIO
                    --------------------------------      --------
                    December 31, 2001 through
                    March 30, 2002                         6.10:1


                    March 31, 2002 through
                    June 29, 2002                          6.10:1

                    June 30, 2002 through
                    September 29, 2002                     5.75:1

                    September 30, 2002 through
                    December 30, 2002                      5.45:1

                    December 31, 2002 through
                    March 30, 2003                         5.45:1


                    March 31, 2003 through
                    June 29, 2003                          5.45:1

                    June 30, 2003 through
                    September 29, 2003                     5.05:1

                    September 30, 2003 through
                    December 30, 2003                      4.75:1

                    December 31, 2003 through
                    March 30, 2004                         4.75:1


                    March 31, 2004 through
                    June 29, 2004                          4.75:1

                    June 30, 2004 through
                    September 29, 2004                     4.30:1

                    September 30, 2004 through
                    December 30, 2004                      4.05:1

                    December 31, 2004 through
                    March 30, 2005                         4.05:1


                    March 31, 2005 through
                    June 29, 2005                          4.05:1

                    June 30, 2005 and
                    thereafter                             3.50:1

                    (b) FIXED CHARGE COVERAGE RATIO. Maintain a Fixed Charge Coverage Ratio as of the last day of each Measurement Period of not less than the amount set forth below for each Measurement Period set forth below:

                          MEASUREMENT PERIOD
                               ENDING IN                   RATIO
                    ------------------------------        --------
                    March 2000                             1.00:1

                    June 2000                              1.00:1

                    September 2000                         1.00:1

                    December 2000                          1.00:1


                    March 2001                             1.10:1

                    June 2001                              1.10:1

                    September 2001                         1.10:1

                    December 2001                          1.10:1


                    March 2002                             1.10:1

                    June 2002                              1.20:1

                    September 2002                         1.20:1

                    December 2002                          1.20:1


                    March 2003                             1.20:1

                    June 2003                              1.25:1

                    September 2003                         1.25:1

                    December 2003                          1.25:1


                    March 2004                             1.25:1

                    June 2004                              1.30:1

                    September 2004                         1.30:1

                    December 2004                          1.30:1


                    March 2005                             1.30:1

                          MEASUREMENT PERIOD
                               ENDING IN                   RATIO
                    ------------------------------        --------
                    June 2005 and thereafter               1.40:1

                    (c) INTEREST COVERAGE RATIO. Maintain an Interest Coverage Ratio as of the last day of each Measurement Period of not less than the amount set forth below for each Measurement Period set forth below:

                          MEASUREMENT PERIOD
                               ENDING IN                   RATIO
                    ------------------------------        --------
                    March 2000                             1.45:1

                    June 2000                              1.45:1

                    September 2000                         1.45:1

                    December 2000                          1.50:1


                    March 2001                             1.50:1

                    June 2001                              1.60:1

                    September 2001                         1.60:1

                    December 2001                          1.60:1


                    March 2002                             1.60:1

                    June 2002                              1.75:1

                    September 2002                         1.75:1

                    December 2002                          1.75:1


                    March 2003                             1.75:1

                    June 2003                              1.90:1

                    September 2003                         1.90:1

                    December 2003                          1.90:1


                    March 2004                             1.90:1

                    June 2004                              2.25:1

                    September 2004                         2.25:1

                          MEASUREMENT PERIOD
                               ENDING IN                    RATIO
                    ------------------------------         --------
                    December 2004                          2.25:1


                    March 2005                             2.25:1

                    June 2005 and thereafter               3.00:1

          (i) Section 8.07 of the Credit Agreement is hereby amended to add at the end of subsection (j) thereof the following new language:

          "Any of the Lender Parties that are funds that invest in syndicated bank loans in the ordinary course of their business may, with the consent of the Administrative Agent and, so long as no Default shall have occurred and be continuing, the Borrower (such consent not to be unreasonably withheld or delayed), pledge all or any portion of its rights under this Agreement (including, without limitation, the Advances owing to in and the Note or Notes held by it) to any trustee for, or any other representative of, holders of obligations owed, or securities issued, by such fund as security for such obligations or securities; PROVIDED, HOWEVER, that notwithstanding such pledge, (i) such Lender Party's obligations under this Agreement shall remain unchanged, (ii) such Lender Party shall continue to be solely responsible to the Agents and the other Lender Parties for the performance of such obligations, (iii) such Lender Party shall continue to be responsible for taking any actions permitted to be taken under this Agreement, including, without limitation, actions to approve any amendment or waiver of any provision of this Agreement or any of the other Loan Documents, or any consent to any departure by any of the Loan Parties therefrom, and (iv) in the event such trustee or other representative forecloses on such pledge, such Lender Party and such trustee or other representative will be required to comply with Section 8.07(e) in order for such Lender Party to assign its rights and obligations hereunder to any other Person, including, without limitation, such trustee or other representative."

          SECTION 2. WAIVER OF CERTAIN PROVISIONS OF THE CREDIT AGREEMENT. Any and all Defaults and Events of Default under Section 6.01(c) of the Credit Agreement that have occurred and are continuing as a result of the failure of the Borrower to maintain a Leverage Ratio of not more than 5.75:1 at all times during the period commencing on December 31, 1999 and ending on the date of this Amendment and Waiver are hereby waived by the Lender Parties.

          SECTION 3. CONDITIONS PRECEDENT TO THE EFFECTIVENESS OF THIS AMENDMENT AND WAIVER. This Amendment and Waiver shall become effective as of the first date (the "AMENDMENT EFFECTIVE DATE") on which, and only if, each of the following conditions precedent shall have been satisfied:

          (a) The Administrative Agent shall have received counterparts of this Amendment and Waiver executed by the Borrower and the Required Lenders or, as to any of the Lender Parties, advice satisfactory to the Administrative Agent that such Lender Party has executed this Amendment and Waiver.

          (b) The representations and warranties contained in each of the Loan Documents shall be correct in all material respects on and as of the Amendment Effective Date, after giving effect to this Amendment and Waiver, as though made on and as of such date (except (i) for any such representation and warranty that, by its terms, refers to a specific date other than the Amendment Effective Date, in which case as of such specific date, and (ii) that the financial statements of the Borrower referred to in Sections 4.01(f) and 4.01(g) of the Credit Agreement shall be deemed to refer to the financial statements of the Borrower comprising part of the Required Financial Information most recently delivered to the Administrative Agent and the Lender Parties pursuant to Sections 5.03(c) and 5.03(d), respectively, on or prior to the Amendment Effective Date).

          (c) Except as set forth in Section 2, no event shall have occurred and be continuing or shall result from the effectiveness of this Amendment and Waiver that constitutes a Default.

          (d) The Borrower shall have paid to the Administrative Agent, for the account of each of the Lenders that has executed and delivered a counterpart of this Amendment and Waiver to the Administrative Agent on or prior to the Amendment Effective Date (or advised the Administrative Agent in a manner satisfactory to it that such Lender has executed this Amendment and Waiver on or prior to the Amendment Effective Date), an amendment fee of 0.175% on the aggregate Commitments of such Lender.

          (e) All of the accrued fees and expenses of the Administrative Agent, the Lead Arranger and Book Manager and the Lender Parties (including the accrued fees and expenses of counsel for the Agents) shall have been paid in full.

The effectiveness of this Amendment and Waiver is further conditioned upon the accuracy of all of the factual matters described herein. This Amendment and Waiver is subject to the provisions of Section 8.01 of the Credit Agreement.

          SECTION 4. REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS. (a) On and after the Amendment Effective Date, each reference in the Credit Agreement to "THIS AGREEMENT", "HEREUNDER", "HEREOF" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "THE CREDIT AGREEMENT", "THEREUNDER", "THEREOF" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended and otherwise modified by this Amendment and Waiver.

          (b) The Credit Agreement, the Notes and each of the other Loan Documents, as amended and otherwise modified by the amendments and waivers specifically provided above in Sections 1 and 2, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment and Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any of the Secured Parties or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

          SECTION 5. COSTS AND EXPENSES. The Borrower hereby agrees to pay, upon demand, all of the reasonable costs and expenses of the Administrative Agent and the Lead Arranger and Book Manager (including, without limitation, the reasonable fees and expenses of counsel for the Agents) in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment and

Waiver and all of the agreements, instruments and other documents delivered or to be delivered in connection herewith, all in accordance with the terms of
Section 8.04 of the Credit Agreement.

          SECTION 6. EXECUTION IN COUNTERPARTS. This Amendment and Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment and Waiver by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment and Waiver.


              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

          SECTION 7. GOVERNING LAW. This Amendment and Waiver shall be governed by, and construed in accordance with, the laws of the State of New York.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be executed by their respective officers, thereunto duly authorized, as of the date first written above.

                                    THE BORROWER

                                    UNITED INDUSTRIES CORPORATION


                                    By
                                      ------------------------------------------
                                       Name:
                                       Title:


                                    THE AGENTS

                                    BANK OF AMERICA, N.A., as Administrative
                                    Agent


                                    By
                                      ------------------------------------------
                                       Name:
                                       Title:


                                    BANC OF AMERICA SECURITIES LLC, as Lead
                                    Arranger and Book Manager and a Co-Arranger


                                    By
                                      ------------------------------------------
                                       Name:
                                       Title:

                                    MORGAN STANLEY SENIOR FUNDING, INC., as
                                    Syndication Agent and a Co-Arranger


                                    By
                                      ------------------------------------------
                                       Name:
                                       Title:


                                    CANADIAN IMPERIAL BANK OF COMMERCE,
                                    as Documentation Agent


                                    By
                                      ------------------------------------------
                                       Name:
                                       Title:


                                    THE LENDER PARTIES


                                    BANK OF AMERICA, N.A., as a Lender and the
                                    Initial Issuing Bank


                                    By
                                      ------------------------------------------
                                       Name:
                                       Title:


                                    MORGAN STANLEY SENIOR FUNDING, INC.


                                    By
                                      ------------------------------------------
                                       Name:
                                       Title:


                                    CIBC INC.


                                    By
                                      ------------------------------------------
                                       Name:
                                       Title:

                                    HELLER FINANCIAL, INC.


                                    By
                                      ------------------------------------------
                                       Name:
                                       Title:


                                    KEY CORPORATE CAPITAL INC.


                                    By
                                      ------------------------------------------
                                       Name:
                                       Title:


                                    ARAB BANKING CORPORATION (B.S.C.)


                                    By
                                      ------------------------------------------
                                       Name:
                                       Title:


                                    BANKBOSTON, N.A.


                                    By
                                      ------------------------------------------
                                       Name:
                                       Title:

                                    THE BANK OF NOVA SCOTIA


                                    By
                                      ------------------------------------------
                                       Name:
                                       Title:


                                    BANK OF TOKYO-MITSUBISHI TRUST COMPANY


                                    By
                                      ------------------------------------------
                                       Name:
                                       Title:


                                    CITY NATIONAL BANK


                                    By
                                      ------------------------------------------
                                       Name:
                                       Title:


                                    COMERICA BANK


                                    By
                                      ------------------------------------------
                                       Name:
                                       Title:


                                    FIRST BANK


                                    By
                                      ------------------------------------------
                                       Name:
                                       Title:

                                    THE FUJI BANK, LIMITED


                                    By
                                      ------------------------------------------
                                       Name:
                                       Title:


                                    IKB DEUTSCHE INDUSTRIEBANK AG LUXEMBOURG
                                    BRANCH


                                    By
                                      ------------------------------------------
                                       Name:
                                       Title:


                                    By
                                      ------------------------------------------
                                       Name:
                                       Title:


                                    MERCANTILE BANK NATIONAL ASSOCIATION


                                    By
                                      ------------------------------------------
                                       Name:
                                       Title:


                                    NATIONAL CITY BANK


                                    By
                                      ------------------------------------------
                                       Name:
                                       Title:


                                    THE PROVIDENT BANK


                                    By
                                      ------------------------------------------
                                       Name:
                                       Title:

                                    US TRUST

                                    By
                                      ------------------------------------------
                                       Name:
                                       Title:


                                    WEBSTER BANK


                                    By
                                      ------------------------------------------
                                       Name:
                                       Title:


                                    FIRSTRUST BANK


                                    By
                                      ------------------------------------------
                                       Name:
                                       Title:


                                    BANK POLSKA KASA OPIEKI S.A. PEKAO S.A.
                                    GROUP - NEW YORK BRANCH


                                    By
                                      ------------------------------------------
                                       Name:
                                       Title:


                                    BAY VIEW FINANCIAL CORPORATION


                                    By
                                      ------------------------------------------
                                       Name:
                                       Title:

                                    FLOATING RATE PORTFOLIO
                                    By: INVESCO Senior Secured Management,
                                        Inc., as attorney in fact


                                    By
                                      ------------------------------------------
                                       Name:
                                       Title:


                                    AVALON CAPITAL LTD.
                                    By: INVESCO Senior Secured Management,
                                        Inc., as Portfolio Advisor


                                    By
                                      ------------------------------------------
                                       Name:
                                       Title:


                                    KZH RIVERSIDE LLC


                                    By
                                      ------------------------------------------
                                       Name:
                                       Title:


                                    PINEHURST TRADING, INC.


                                    By
                                      ------------------------------------------
                                       Name:
                                       Title:


                                    CYPRESSTREE INVESTMENT FUND, LLC
                                    By: CypressTree Investment Management
                                        Company, Inc., its Managing Member


                                    By
                                      ------------------------------------------
                                       Name:
                                       Title:

                                    CYPRESSTREE SENIOR FLOATING RATE FUND
                                    By: CypressTree Investment Management
                                    Company, Inc. as Portfolio Manager


                                    By
                                      ------------------------------------------
                                       Name:
                                       Title:


                                    NORTH AMERICAN SENIOR FLOATING RATE FUND
                                    By: CypressTree Investment Management
                                        Company, Inc. as Portfolio Manager


                                    By
                                      ------------------------------------------
                                       Name:
                                       Title:


                                    KZH CYPRESSTREE-1 LLC


                                    By
                                      ------------------------------------------
                                       Name:
                                       Title:


                                    KZH LANGDALE LLC


                                    By
                                      ------------------------------------------
                                       Name:
                                       Title:


                                    SRF TRADING, INC.


                                    By
                                      ------------------------------------------
                                       Name:
                                       Title:

                                    STEIN ROE & FARNHAM CLO 1 LTD.
                                    By: Stein Roe & Farnham Incorporated,
                                        as Portfolio Manager


                                    By
                                      ------------------------------------------
                                       Name:
                                       Title:


                                    FIRST UNION NATIONAL BANK


                                    By
                                      ------------------------------------------
                                       Name:
                                       Title:


                                    FRANKLIN FLOATING RATE TRUST


                                    By
                                      ------------------------------------------
                                       Name:
                                       Title:


                                    SENIOR DEBT PORTFOLIO
                                    By: Boston Management and Research,
                                        as Investment Advisor


                                    By
                                      ------------------------------------------
                                       Name:
                                       Title:


                                    EATON VANCE SENIOR INCOME TRUST
                                    By: Eaton Vance Management,
                                        as Investment Advisor


                                    By
                                      ------------------------------------------
                                       Name:
                                       Title:

                                    EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
                                    By: Eaton Vance Management,
                                        as Investment Advisor


                                    By
                                      ------------------------------------------
                                       Name:
                                       Title:


                                    NORTHWOODS CAPITAL, LIMITED
                                    By: Angelo, Gordon & Company LP,
                                        as Collateral Manager


                                    By
                                      ------------------------------------------
                                       Name:
                                       Title:


                                    CERES FINANCE LTD.


                                    By
                                      ------------------------------------------
                                       Name:
                                       Title:


                                    ATHENA CDO, LIMITED
                                    By: Pacific Investment Management Company,
                                        as its Investment Advisor


                                    By
                                      ------------------------------------------
                                       Name:
                                       Title:


                                    ELC (CAYMAN) LTD. CDO SERIES 1999-I


                                    By
                                      ------------------------------------------
                                       Name:
                                       Title:

                                    BANK LEUMI USA


                                    By
                                      ------------------------------------------
                                       Name:
                                       Title:


                                    FIRST DOMINION FUNDING II


                                    By
                                      ------------------------------------------
                                       Name:
                                       Title:


                                    CARLYLE HIGH YIELD PARTNERS II, LTD.


                                    By
                                      ------------------------------------------
                                       Name:
                                       Title:


                                    ARES III CLO LTD.
                                    By: Ares CLO Management LLC


                                    By
                                      ------------------------------------------
                                       Name:
                                       Title:


                                    GALAXY CLO 1999-1, LTD.


                                    By
                                      ------------------------------------------
                                       Name:
                                       Title:


                                    KZH  SOLEIL-2 LLC


                                    By
                                      ------------------------------------------
                                       Name:
                                       Title:

                                    BLACK DIAMOND CLO 1998-1 LTD.


                                    By
                                      ------------------------------------------
                                       Name:
                                       Title:


                                    BLACK DIAMOND INTERNATIONAL FUNDING, LTD.


                                    By
                                      ------------------------------------------
                                       Name:
                                       Title: